UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2014

UNIVERSAL DETECTION TECHNOLOGY

(Exact name of registrant as specified in its charter)

California	001-09327	95-2746949
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

340 North Camden Drive, Suite 302, Beverly Hills, CA	90210
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (310) 248-3655

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On February 4, 2014, Universal Detection Technology (the “Company”) filed its Annual Report on Form 10-K for the year ended December 31, 2012 (the “Form 10-K”). However, the Company recently concluded that the financial statements contained in the Form 10-K should not be relied upon, and are hereby withdrawn, because the Company did not receive the requisite consent from its independent certified public accountants, Kabani & Company, Inc., to include in the Form 10-K the audit report and the corresponding financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL DETECTION TECHNOLOGY

Date: February 24, 2014	By:	/s/ Jacques Tizabi
Jacques Tizabi, Chief Executive Officer